                                                            EXHIBIT 10(p)




                         July 30, 1993



Science Applications
 International Corporation
10260 Campus Point Drive
San Diego, California  92121

Attention:     Mr. Ward Reed
               Corporate Vice President
                and Treasurer

     Re:   Credit Agreement

Ladies and Gentlemen:

     Please refer to the Credit Agreement dated as of May 26, 1992, as amended as of June 18, 1992 (as so amended, the "CREDIT AGREEMENT"), between Science Applications International Corporation (the "BORROWER") and Continental Bank N.A. (the "BANK"). You have requested that the Bank extend the termination date under the Credit Agreement and make several other amendments to the Credit Agreement. All defined terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

     We have agreed that the Credit Agreement shall be amended as follows:

          (a)  The figures "$150,000,000" and "119,148,000"
     appearing in the third line of Section 10.8 of the Credit
     Agreement shall be deleted and replaced with the figures
     "$175,000,000" and "132,294,000," respectively.

          (b)  The figure "1.4" appearing in the fourth line of
     Section 10.9 of the Credit Agreement shall be deleted and replaced with the figure "1.5".

          (c)  The last sentence of Section 10.10 of the Credit
     Agreement shall be amended to read as follows:

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Science Applications
 International Corporation
July 30, 1993
Page 2

               "For purposes of this Section 10.10, "Reference Amount" shall mean (i) for Fiscal Year 1989 of the Company, $60,000,000 and (ii) for Fiscal Years 1990 through 1993 of the Company, $60,000,000 PLUS 50% of consolidated net income (if any) of the Company and its Restricted Subsidiaries for Fiscal Year 1989 and each Fiscal Year ended thereafter MINUS 100% of consolidated net loss (if any) of the Company and its Restricted Subsidiaries for Fiscal Year 1989 and each Fiscal Year ended thereafter and (iii) for Fiscal Years 1994 and each succeeding Fiscal Year of the Company, $75,000,000 PLUS 50% of consolidated net income (if any) of the Company and its Restricted Subsidiaries for Fiscal Year 1989 and each Fiscal Year ended thereafter MINUS 100% of consolidated net loss (if any) of the Company and its Restricted Subsidiaries for Fiscal Year 1989 and each Fiscal Year ended thereafter".

          (d) The definition of the term "Termination Date" contained in Section 15.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "TERMINATION DATE" shall mean June 30, 1996, or the anniversary of such date to which the Termination Date shall be extended pursuant to
          Section 15.14.

     To induce the Bank to execute this amendment, the Borrower hereby represents that (i) as of the date hereof and after giving effect to the extension set forth herein, there exists no Default and (ii) no action, suit or proceeding is pending or, to the knowledge of the Borrower, threatened against the Borrower which, if adversely determined, might in management's reasonable judgment have a material adverse effect on the operations, business, property, assets, or condition of the Borrower and its Restricted Subsidiaries taken as a whole. The Borrower reaffirms, as of the date hereof, its representations and warranties contained in Section 13 of the Credit Agreement (except to the extent such representations and warranties relate solely to an earlier date).

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Science Applications
 International Corporation
July 30, 1993
Page 3


     The effectiveness of this amendment is expressly conditioned upon your delivery to the Bank of the following documents, each of which shall be in form and substance reasonably satisfactory to the Bank:

          (a) the necessary resolutions of the Borrower's Board of Directors and/or the Operating Committee of the Borrower's Board of Directors authorizing and approving this amendment;

          (b) signed copies of a certificate of the Secretary or an assistant secretary or other appropriate officer of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this amendment;

          (c) favorable opinions of counsel to the Borrower confirming the following:

               (1) the valid existence, good standing and due qualification of the Borrower;

               (2) the due authorization, execution and delivery by the Borrower of this amendment; and

               (3) that the amendment constitutes a legal, valid and binding agreement of the Borrower.

     The effectiveness of this amendment is further conditioned upon the agreement of each of Bank of America and Citibank, N.A. to extend the termination date under their respective credit facilities with the Borrower to a date no earlier than June 30, 1996.

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Science Applications
 International Corporation
July 30, 1993
Page 4


     If the foregoing correctly sets forth your understanding kindly sign and return the enclosed signed copy of this letter.

                                   Very truly yours,

                                   CONTINENTAL BANK N.A.



                                   By: /S/ Elizabeth M. Nolan
                                      --------------------------
                                   Title:    Vice President
                                         -----------------------

Confirmed and agreed to:

Science Applications
 International Corporation



By:   /S/ W. A. Roper
   ---------------------------------
Title:  Senior Vice President and
      ------------------------------
        Chief Financial Officer
      ------------------------------

By:   /S/ Ward Reed
   ---------------------------------
Title:  Corporate Vice President
      ------------------------------
        and Treasurer
      ------------------------------

[CONTINENTAL BANK LOGO]


                         November 3, 1993



Science Applications
 International Corporation
10260 Campus Point Drive
San Diego, California  92121

Attention:     Mr. Ward Reed
               Corporate Vice President
                and Treasurer

     Re:   Letter amendment dated July 30, 1993

Ladies and Gentlemen:

     Please refer to the letter amendment dated July 30, 1993 between Science Applications International Corporation and Continental Bank N.A. (the "AMENDMENT"). You have called to our attention that the Amendment contains a typographical error. The figure "$75,000,000" appearing in the 11th line of the first paragraph on page two of the Amendment should be "$45,000,000". This letter will confirm our agreement that the correct figure is "$45,000,000". If this letter correctly sets forth your understanding, kindly sign and return the enclosed signed copy of this letter.

                                   Very truly yours,

                                   CONTINENTAL BANK N.A.



                                   By: /S/ Joseph E. Tyler
                                      --------------------------
                                   Title:    Vice President
                                         -----------------------

Confirmed and agreed to:

SCIENCE APPLICATIONS
 INTERNATIONAL CORPORATION



By:   /S/ Ward Reed
   ---------------------------------
Title:  Corporate Vice President
      ------------------------------
        and Treasurer
      ------------------------------

By:   /S/ W. A. Roper
   ---------------------------------
Title:  Senior Vice President and
      ------------------------------
        Chief Financial Officer
      ------------------------------